UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OR
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  July 26, 2004


                                    NUTRACEA
             (Exact name of registrant as specified in its charter)

         CALIFORNIA                 0-32565                  87-0673375
(State or other jurisdiction    (Commission File    (IRS Employer Identification
      of incorporation               Number)                   Number)

                            1261 HAWK'S FLIGHT COURT
                           EL DORADO HILLS, CA  95762
                    (Address of principal executive offices)


                                 (916) 933-7000
              (Registrant's telephone number, including area code)


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ITEM 9.     REGULATION  FD  DISCLOSURE

Nutracea ("the Company") announced the resignation of John Howell as both a director and President of the Company effective July 20, 2004. Mr. Howell resigned for personal and health reasons. CEO Patricia McPeak will temporarily assume the position of President while the Company begins a search for a new President.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

   (a)   Financial Statements of business acquired.   None.


   (b)   Pro Forma Financial Information.  None.

   (c)   Exhibits.

         99.1   Press Release dated July 26 2004


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 27, 2004
                                        NUTRACEA


                                        By:    /s/  Patricia  McPeak
                                             ----------------------------------
                                             Patricia McPeak,
                                             Chief Executive Officer


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